Northwestern Mutual Series Fund, Inc.

Supplement dated July 10, 2012

to the

Statutory Prospectus Dated May 1, 2012

As Supplemented May 22, 2012 and June 29, 2012

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Series Fund”) dated May 1, 2012, as supplemented May 22, 2012 and June 29, 2012 (the “Prospectus”). You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

International Equity Portfolio

Due to the unexpected death of Gary P. Motyl, Peter A. Nori replaced Mr. Motyl as co-portfolio manager for the International Equity Portfolio (“Portfolio”) effective June 20, 2012.

As a result, the summary for the Portfolio contained in the Prospectus is hereby amended to replace the corresponding information in the “PORTFOLIO MANAGEMENT” section of such summary:

“Portfolio Managers: “Neil Devlin, Executive Vice President of Templeton, joined Templeton in 2006 and has been co-portfolio manager of the Portfolio since September 2010.

Peter A. Nori, Executive Vice President of Templeton, joined Templeton in 1994 and has been co-managing the Portfolio since June 2012.”

In addition, the information currently set forth under the “International Equity Portfolio” paragraph of the “Portfolio Managers” sub-section of the Prospectus section titled, “THE INVESTMENT ADVISER AND SUB-ADVISERS,” shall be deemed deleted and replaced with the following text:

“International Equity Portfolio

Neil Devlin, Executive Vice President of Templeton, has been co-portfolio manager of the Portfolio since September 2010. Mr. Devlin originally joined Templeton in 1987 and served as Templeton’s Chief Investment Officer for fixed income from 1994 to 1999. He rejoined Templeton in 2006, and currently manages institutional equity portfolios and has other research responsibilities for Templeton. Prior to rejoining Templeton, Mr. Devlin was a portfolio manager with Boston Partners.

Peter A. Nori, Executive Vice President of Templeton, was appointed as co-portfolio manager of the Portfolio in June 2012. Mr. Nori joined Templeton’s global equity research team in 1994, and is currently Templeton’s information technology sector team leader and has research responsibility for the global semiconductor and the global pharmaceutical industries. He also manages several other institutional portfolios.”

Northwestern Mutual Series Fund, Inc.

Large Cap Blend Portfolio

Supplement Dated July 10, 2012

to the

Summary Prospectus for the International Equity Portfolio Dated May 1, 2012

The following information supplements the Summary Prospectus for the International Equity Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2012 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus. Please retain this Supplement for future reference.

Due to the unexpected death of Gary P. Motyl, Peter A. Nori replaced Mr. Motyl as co-portfolio manager for the International Equity Portfolio (“Portfolio”) effective June 20, 2012.

As a result, the summary for the Portfolio contained in the Summary Prospectus is hereby amended to replace the corresponding information in the “PORTFOLIO MANAGEMENT” section of such summary:

“Portfolio Managers: Neil Devlin, Executive Vice President of Templeton, joined Templeton in 2007 and has been co-portfolio manager of the Portfolio since September 2010.

Peter A. Nori, Executive Vice President of Templeton, joined Templeton in 1994 and has been co-managing the Portfolio since June 2012.”